UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): July 10, 2003 (July 10, 2003)

                               PREMIERWEST BANCORP
               (Exact name of Company as specified in its charter)

   Oregon                           000-50332                    93-1282171
---------------                 -------------------           ----------------
(State or other                (Commission File No.)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)

                     503 Airport Road, Medford, Oregon 97504
                    (Address of Principal Executive Offices)

                                 (541) 618-6003
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits.

         99.1     Press Release, dated July 10, 2003.


ITEM 9.       REGULATION FD DISCLOSURE

On July 10, 2003, PremierWest Bancorp issued a press release announcing the approval of its application with Nasdaq to list its common stock on the Nasdaq SmallCap Market. A copy of the press release is attached as Exhibit 99.1.



















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                   PREMIERWEST BANCORP


Date:  July 10, 2003                        By:    /s/ Tom Anderson
                                               ----------------------------
                                                    Tom Anderson
                                                    Chief Financial Officer